EXHIBIT 10.7

2017 Officer - EVPs and below and Other Employees

BV and TSR

AIR LEASE CORPORATION

GRANT NOTICE FOR 2014 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNITS – BOOK VALUE

FOR GOOD AND VALUABLE CONSIDERATION, Air Lease Corporation (the “Company”) hereby grants to Participant named below the number of restricted stock units specified below (the “Award”), upon the terms and subject to the conditions set forth in this Grant Notice, the Air Lease Corporation 2014 Equity Incentive Plan (the “Plan”), the Standard Terms and Conditions (the “Standard Terms and Conditions”) adopted under such Plan and provided to Participant, and any Individual Agreement (as defined in the Plan) to which any Participant is a party, each as amended from time to time.  Each restricted stock unit subject to this Award represents the right to receive one share of the Company’s Class A common stock, par value $0.01 (the “Common Stock”), subject to the conditions set forth in this Grant Notice, the Plan, the Standard Terms and Conditions, and any Individual Agreement to which the Participant is a party.  This Award is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions.

Name of Participant:
Grant Date:
Number of restricted stock units subject to the Award:
Vesting Schedule:	See Schedule A, attached hereto.

By accepting this Grant Notice, Participant acknowledges that he or she has received and read, and agrees that this Award shall be subject to, the terms of this Grant Notice, the Plan, the Standard Terms and Conditions, and any Individual Agreement to which the Participant is a party.

AIR LEASE CORPORATION
Participant Signature
By
Title:	Address (please print):

SCHEDULE A

The Restricted Stock Units will be subject to time vesting and performance conditions, and will vest in installments as follows:

Year Ending	Per Share Book Value	Percentage Change

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AIR LEASE CORPORATION

STANDARD TERMS AND CONDITIONS FOR
RESTRICTED STOCK UNITS

These Standard Terms and Conditions apply to the Award of restricted stock units granted pursuant to the Air Lease Corporation 2014 Equity Incentive Plan (the “Plan”), which are evidenced by a Grant Notice or an action of the Committee that specifically refers to these Standard Terms and Conditions.  In addition to these Terms and Conditions, the restricted stock units shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference.  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

1.         TERMS OF RESTRICTED STOCK UNITS

Air Lease Corporation, a Delaware corporation (the “Company”), has granted to the Participant named in the Grant Notice provided to said Participant herewith (the “Grant Notice”) an award of a number of restricted stock units (the “Award” or the “Restricted Stock Units”) specified in the Grant Notice.  Each Restricted Stock Unit represents the right to receive one share of the Company’s Class A common stock, $0.01 par value per share (the “Common Stock”), upon the terms and subject to the conditions set forth in the Grant Notice, these Standard Terms and Conditions, the Plan, and any Individual Agreement to which any Participant is a party, each as amended from time to time.  For purposes of these Standard Terms and Conditions and the Grant Notice, any reference to the Company shall include a reference to any Subsidiary.

2.         VESTING OF RESTRICTED STOCK UNITS

The Award shall not be vested as of the Grant Date set forth in the Grant Notice and shall be forfeitable unless and until otherwise vested pursuant to the terms of the Grant Notice and these Standard Terms and Conditions.  After the Grant Date, subject to termination or acceleration as provided in these Standard Terms and Conditions, the Plan, or any Individual Agreement, the Award shall become vested as described in the Grant Notice with respect to that number of Restricted Stock Units as set forth in the Grant Notice.

3.         SETTLEMENT OF RESTRICTED STOCK UNITS

Except as provided in Section 4, vested Restricted Stock Units shall be settled by the delivery to the Participant or a designated brokerage firm of one share of Common Stock per vested Restricted Stock Unit as soon as reasonably practicable following certification by the administrator of the vesting of such Restricted Stock Units, and in all events no later than March 15 of the year following the year of vesting (unless delivery is deferred pursuant to a nonqualified deferred compensation plan in accordance with the requirements of Section 409A of the Code).

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4.         TERMINATION OF EMPLOYMENT

Notwithstanding anything contained in these Standard Terms and Conditions to the contrary, upon the Participant’s Termination of Service for any reason (including by reason of death or Disability) other than termination (i) by the Company without Cause or (ii) by the Participant for “Good Reason”, within twenty-four (24) months following a Change in Control or (ii) by reason of Participant’s death or Disability, any then unvested Restricted Stock Units (after taking into account any accelerated vesting under Section 15 of the Plan or any Individual Agreement, if applicable) held by the Participant shall be forfeited and canceled as of the date of such Termination of Service (except as otherwise provided in any Individual Agreement).

Termination due to death or Disability. In the event of Participant’s Termination of Service by reason of the Participant’s death or Disability, the unvested Restricted Stock Units shall remain subject to this Award and continue to vest, and, subject to the Company attaining the applicable performance criteria (e.g., book value) for any scheduled vesting dates following Participant’s Termination of Service, on such scheduled vesting dates the Participant shall become vested in such number of Restricted Stock Units that would have otherwise vested had the Participant remained employed through such scheduled vesting date.  Any Restricted Stock Units that vest in accordance with the immediately preceding sentence shall be settled in accordance with Section 3 above and any other Restricted Stock Units that have not so vested shall be deemed forfeited and canceled as of the date of such vesting date (except as otherwise provided in any Individual Agreement).

Termination without Cause by the Company Other Than Within Twenty-Four (24) Months following a Change in Control. In the event of Participant’s Termination of Service by the Company without Cause other than within twenty-four (24) months following a Change in Control, the Participant shall remain subject to this Award and be entitled to prorata vesting in that number of Restricted Stock Units equal to the product of (i) a fraction, the numerator of which is the number of days since the last vesting date (or if no vesting date has occurred, since January 1 of the year the Award was granted) and the denominator of which is 365 days and (ii) the number of shares that would have otherwise vested had the Participant remained employed through the next scheduled vesting date immediately following Termination of Service, subject to the Company attaining the applicable performance criteria (e.g. book-value) on such vesting date.  Any Restricted Stock Units that vest in accordance with the immediately preceding sentence shall be settled in accordance with Section 3 above and any other Restricted Stock Units that have not so vested shall be deemed forfeited and canceled as of the date of such vesting date (except as otherwise provided in any Individual Agreement).

Termination without Cause by the Company or by the Participant for Good Reason within Twenty-Four (24) months following a Change in Control. In the event of Participant’s Termination of Service by the Company without Cause or by the Participant for Good Reason, in each case, within twenty-four (24) months following a Change in Control, the Participant shall immediately vest in that number of Restricted Stock Units equal to the

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number of shares that would have otherwise vested had the Participant remained employed through any scheduled vesting dates following Participant’s Termination of Service (without regard to whether the Company attains the applicable performance criteria (e.g. book-value).  Any Restricted Stock Units that vest in accordance with the immediately preceding sentence shall be settled as soon as reasonably practicable following Termination of Service, and in all events no later than March 15 of the year following the year of Termination of Service (unless delivery is deferred pursuant to a nonqualified deferred compensation plan in accordance with the requirements of Section 409A of the Code).

For purposes of these Standard Terms and Conditions, “Good Reason” shall mean, unless otherwise consented to by the Participant,

(i) “Good Reason” as defined in any Individual Agreement;

(ii) the material reduction of the Participant’s authority, duties and responsibilities, or the assignment to the Participant of duties materially inconsistent with the Participant’s position or positions with the Company;

(iii) a reduction in the annual base salary of the Participant; or

(iv) the relocation of the Participant’s office to more than thirty-five (35) miles from the principal offices of the Company.

Notwithstanding the foregoing, (i) Good Reason (A) shall not be deemed to exist unless the Participant provides to the Company a notice of termination on account thereof (specifying a termination date not less than thirty (30) days and not more than sixty (60) days after the giving of such notice) no later than thirty (30) days after the time at which the event or condition purportedly giving rise to Good Reason first occurs or arises, and (B) shall not be deemed to exist at any time at which there exists an event or condition which could serve as the basis of a termination of the Participant’s employment for Cause; and (ii) if there exists (without regard to this clause (ii)) an event or condition that constitutes Good Reason, the Company shall have thirty (30) days from the date such notice of termination is given to cure such event or condition and, if the Company does so, such event or condition shall not constitute Good Reason hereunder.

5.         CHANGE IN CONTROL

In the event of a Change in Control, the Award shall be governed by the applicable provisions of Section 15 of the Plan.

6.         RIGHTS AS STOCKHOLDER

The Participant shall have no voting rights or the right to receive any dividends with respect to shares of Common Stock underlying Restricted Stock Units unless and until such shares of Common Stock are reflected as issued and outstanding shares on the Company’s stock ledger.

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7.         RESTRICTIONS ON RESALES OF SHARES

The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Common Stock issued in respect of vested Restricted Stock Units, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

8.         INCOME TAXES

The Company shall not deliver shares in respect of any Restricted Stock Units unless and until the Participant has made arrangements satisfactory to the Committee to satisfy applicable withholding tax obligations.  The Company may, at its option, elect to withhold Common Stock issuable in connection with the vesting of the Restricted Stock Units in satisfaction of such withholding tax obligations, and the Participant hereby consents to such withholding.  The Participant acknowledges that the Company shall have the right to deduct any taxes required to be withheld by law in connection with the delivery of the Restricted Stock Units from any amounts payable by it to the Participant (including, without limitation, future cash wages).

9.         NON-TRANSFERABILITY OF AWARD

The Participant represents and warrants that the Restricted Stock Units are being acquired by the Participant solely for the Participant’s own account for investment and not with a view to or for sale in connection with any distribution thereof.  The Participant further understands, acknowledges and agrees that, except as otherwise provided in the Plan or as permitted by the Committee, the Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise directly or indirectly encumbered or disposed of.

10.       OTHER AGREEMENTS SUPERSEDED

The Grant Notice, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Participant and the Company regarding the Restricted Stock Units.  Any prior agreements, commitments or negotiations concerning the Restricted Stock Units are superseded, except for the express terms of any Individual Agreement to which the Participant is a party.

11.       LIMITATION OF INTEREST IN SHARES SUBJECT TO RESTRICTED STOCK UNITS

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Grant Notice or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person upon vesting of the Restricted Stock Units.  Nothing in the Plan, in the Grant Notice, these

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Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service nor limit in any way the Company’s right to terminate the Participant’s employment at any time for any reason.

12.       RECOUPMENT

The Restricted Stock Units and the shares of Common Stock underlying the Restricted Stock Units shall be subject to any recoupment policies as may be adopted by the Company from time to time, including but not limited to for the purpose of complying with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and regulations thereunder promulgated by the Securities Exchange Commission.

13.       GENERAL

In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

These Standard Terms and Conditions shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

In the event of any conflict between the Grant Notice, these Standard Terms and Conditions and the Plan, the Grant Notice and these Standard Terms and Conditions shall control.  In the event of any conflict between the Grant Notice and these Standard Terms and Conditions, the Grant Notice shall control. Any Individual Agreement to which the Participant is a party shall control, to the extent such agreement contains provisions governing the Award.

All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion.

14.       ELECTRONIC DELIVERY

By executing the Grant Notice, the Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Restricted Stock Units via Company web site or other electronic delivery.

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FORM OF

AIR LEASE CORPORATION

GRANT NOTICE FOR 2014 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNITS - TSR

FOR GOOD AND VALUABLE CONSIDERATION, Air Lease Corporation (the “Company”) hereby grants to Participant named below the number of restricted stock units specified below (the “Award”), upon the terms and subject to the conditions set forth in this Grant Notice, the Air Lease Corporation 2014 Equity Incentive Plan (the “Plan”), the Standard Terms and Conditions (the “Standard Terms and Conditions”) adopted under such Plan and provided to Participant, and any Individual Agreement (as defined in the Plan) to which any Participant is a party, each as amended from time to time.  Each restricted stock unit subject to this Award represents the right to receive one share of the Company’s Class A common stock, par value $0.01 (the “Common Stock”), subject to the conditions set forth in this Grant Notice, the Plan, the Standard Terms and Conditions, and any Individual Agreement to which the Participant is a party.  This Award is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions.

Name of Participant:
Grant Date:
Target Number of restricted stock units subject to the Award:
Vesting Schedule:	See Schedule A, attached hereto.

By accepting this Grant Notice, Participant acknowledges that he or she has received and read, and agrees that this Award shall be subject to, the terms of this Grant Notice, the Plan, the Standard Terms and Conditions, and any Individual Agreement to which the Participant is a party.

AIR LEASE CORPORATION
Participant Signature
By
Title:	Address (please print):

SCHEDULE A

The Restricted Stock Units shall vest and become non-forfeitable on [DATE], with respect to the Applicable Percentage (set forth in the chart below based on the Company’s Actual TSR Percentile Ranking for the Performance Period (as each such term is defined below)) of the Target Number of Restricted Stock Units (as defined in the Grant Notice); provided, however, that in no event shall the Applicable Percentage exceed two hundred percent (200%):

Actual TSR Percentile Ranking	Applicable Percentage

or higher		%

%

%

%

or below		%

The Applicable Percentage will be interpolated on a linear basis between the levels stated in the chart above.  The number of Restricted Stock Units that vest based on performance will be determined by the administrator following the end of the Performance Period. Any such determination by the administrator shall be final and binding.

For purposes of the Award, the following definitions shall apply:

“TSR” means total stockholder return and shall be determined with respect to the Company and a comparator group of companies [to be determined by the administrator at the time the award is made (the “Comparator Group”)] at the beginning of the Performance Period (each, an “index company”) by dividing: (a) the sum of (i)  the Ending Price less the Beginning Price plus (ii) all dividends and other distributions paid on such company’s common stock during the Performance Period by (b) the Beginning Price. Any non-cash distributions shall be ascribed such dollar value as may be determined by or at the direction of the administrator.  If two index companies merge during the Performance Period, only the performance of the surviving company shall be included in the final TSR calculation.  If an index company is acquired by a non-index company, the acquired index company shall be excluded from the final TSR calculation.

“Actual TSR Percentile” means the percentile ranking of the Company’s TSR on the last day of the Performance Period among the TSRs measured as of such date for the companies comprising the Comparator Group as of the beginning of the Performance Period.  For purposes of clarity, the Company’s TSR shall be ranked against the TSRs for such companies regardless of whether the Company is a member of the S&P MidCap 400 index at such time. delete

“Performance Period” means the period commencing on [______] and ending [_______].

“Beginning Price” means, with respect to the Company and any other company in the Comparator Group, the average of the closing market prices of such company’s common stock on the principal exchange on which such stock is traded for the trading days contained in the thirty (30)  calendar day period ending with the first day of the Performance Period.

“Ending Price” means, with respect to the Company and any other company in the Comparator Group, the average of the closing market prices of such company’s common stock on the principal exchange on which such stock is traded for the trading days contained in the thirty (30)  calendar day period ending with the last day of the Performance Period.

AIR LEASE CORPORATION

STANDARD TERMS AND CONDITIONS FOR
RESTRICTED STOCK UNITS

These Standard Terms and Conditions apply to the Award of restricted stock units granted pursuant to the Air Lease Corporation 2014 Equity Incentive Plan (the “Plan”), which are evidenced by a Grant Notice or an action of the Committee that specifically refers to these Standard Terms and Conditions.  In addition to these Terms and Conditions, the restricted stock units shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference.  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

1.         TERMS OF RESTRICTED STOCK UNITS

Air Lease Corporation, a Delaware corporation (the “Company”), has granted to the Participant named in the Grant Notice provided to said Participant herewith (the “Grant Notice”) an award of a number of restricted stock units (the “Award” or the “Restricted Stock Units”) specified in the Grant Notice.  Each Restricted Stock Unit represents the right to receive one share of the Company’s Class A common stock, $0.01 par value per share (the “Common Stock”), upon the terms and subject to the conditions set forth in the Grant Notice, these Standard Terms and Conditions, the Plan, and any Individual Agreement to which any Participant is a party, each as amended from time to time.  For purposes of these Standard Terms and Conditions and the Grant Notice, any reference to the Company shall include a reference to any Subsidiary.

2.         VESTING OF RESTRICTED STOCK UNITS

The Award shall not be vested as of the Grant Date set forth in the Grant Notice and shall be forfeitable unless and until otherwise vested pursuant to the terms of the Grant Notice and these Standard Terms and Conditions.  After the Grant Date, subject to termination or acceleration as provided in these Standard Terms and Conditions, the Plan, or any Individual Agreement, the Award shall become vested as described in the Grant Notice with respect to that number of Restricted Stock Units as set forth in the Grant Notice.

3.         SETTLEMENT OF RESTRICTED STOCK UNITS

Except as provided in Section 4, vested Restricted Stock Units shall be settled by the delivery to the Participant or a designated brokerage firm of one share of Common Stock per vested Restricted Stock Unit as soon as reasonably practicable following certification by the administrator of the vesting of such Restricted Stock Units, and in all events no later than March 15 of the year following the year of vesting (unless delivery is deferred pursuant to a nonqualified deferred compensation plan in accordance with the requirements of Section 409A of the Code).

4.         TERMINATION OF EMPLOYMENT

Notwithstanding anything contained in these Standard Terms and Conditions to the contrary, upon the Participant’s Termination of Service for any reason other than termination (i) by the Company without Cause or (ii) by the Participant for “Good Reason”, within twenty-four (24) months following a Change in Control, or (ii) by reason of Participant’s death or Disability, any then unvested Restricted Stock Units (after taking into account any accelerated vesting under Section 15 of the Plan or any Individual Agreement, if applicable) held by the Participant shall be forfeited and canceled as of the date of such Termination of Service (except as otherwise provided in any Individual Agreement).

Termination due to death or Disability. In the event of Participant’s Termination of Service by reason of the Participant’s death or Disability, all of the unvested Restricted Stock Units shall remain subject to this Award and continue vesting during the Performance Period and Participant shall be entitled to vest in the number of Restricted Stock Units that would have otherwise vested had the Participant remained employed through the end of the Performance Period, subject to the performance of the Company during the Performance Period. Any Restricted Stock Units that vest in accordance with the immediately preceding sentence shall be settled in accordance with Section 3 above and any other Restricted Stock Units that have not so vested shall be deemed forfeited and canceled as of the end of the Performance Period (except as otherwise provided in any Individual Agreement).

Termination by the Company without Cause Other than Within Twenty-Four (24 Months following a Change in Control. In the event of Participant’s Termination of Service by the Company without Cause other than within twenty-four (24) months following a Change in Control, the Restricted Stock Units shall remain subject to this Award during the Performance Period and Participant shall be entitled to vest pro rata in that number of Restricted Stock Units equal to the product of (i) the fraction, the numerator of which is the number of days that have elapsed between the first day of the Performance Period and the date of Termination of Service, inclusive, and the denominator of which is the total number of days in the Performance Period and (ii) the number of Restricted Stock Units that would have otherwise vested had the Participant remained employed through the end of the Performance Period, subject to the performance of the Company during the Performance Period.  Any Restricted Stock Units that vest in accordance with the immediately preceding sentence shall be settled pursuant to Section 3 above and any other Restricted Stock Units that have not so vested shall be deemed forfeited and canceled as of the end of the Performance Period (except as otherwise provided in any Individual Agreement).

Termination by the Company without Cause or by the Participant for Good Reason within Twenty-Four (24) months following a Change in Control. In the event of Participant’s Termination of Service by the Company without Cause or by the Participant for Good Reason, in each case, within twenty-four (24) months following a Change in Control, Participant shall immediately vest in the Target Number of Restricted Stock Units.  Any Restricted Stock Units that vest in accordance with the immediately preceding sentence shall be settled as soon as reasonably practicable following Termination of Service, and in all events no later than March 15 of the year following the year of Termination of Service (unless delivery is deferred pursuant to a nonqualified deferred compensation plan in accordance with the requirements of Section 409A of the Code) and any other Restricted Stock Units that have not so vested shall be deemed forfeited and canceled as of the end of the Performance Period (except as otherwise provided in any Individual Agreement).

For purposes of these Standard Terms and Conditions, “Good Reason” shall mean, unless otherwise consented to by the Participant,

(i) “Good Reason” as defined in any Individual Agreement;

(ii) the material reduction of the Participant’s authority, duties and responsibilities, or the assignment to the Participant of duties materially inconsistent with the Participant’s position or positions with the Company;

(iii) a reduction in the annual base salary of the Participant; or

(iv) the relocation of the Participant’s office to more than thirty-five (35) miles from the principal offices of the Company.

Notwithstanding the foregoing, (i) Good Reason (A) shall not be deemed to exist unless the Participant provides to the Company a notice of termination on account thereof (specifying a termination date not less than thirty (30) days and not more than sixty (60) days after the giving of such notice) no later than thirty (30) days after the time at which the event or condition purportedly giving rise to Good Reason first occurs or arises, and (B) shall not be deemed to exist at any time at which there exists an event or condition which could serve as the basis of a termination of the Participant’s employment for Cause; and (ii) if there exists (without regard to this clause (ii)) an event or condition that constitutes Good Reason, the Company shall have thirty (30) days from the date such notice of termination is given to cure such event or condition and, if the Company does so, such event or condition shall not constitute Good Reason hereunder.

5.         CHANGE IN CONTROL

In the event of a Change in Control, the Award shall be governed by the applicable provisions of Section 15 of the Plan.

6.         RIGHTS AS STOCKHOLDER

The Participant shall have no voting rights or the right to receive any dividends with respect to shares of Common Stock underlying Restricted Stock Units unless and until such shares of Common Stock are reflected as issued and outstanding shares on the Company’s stock ledger.

7.         RESTRICTIONS ON RESALES OF SHARES

The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Common Stock issued in respect of vested Restricted Stock Units, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

8.         INCOME TAXES

The Company shall not deliver shares in respect of any Restricted Stock Units unless and until the Participant has made arrangements satisfactory to the Committee to satisfy applicable withholding tax obligations.  The Company may, at its option, elect to withhold Common Stock issuable in connection with the vesting of the Restricted Stock Units in satisfaction of such withholding tax obligations, and the Participant hereby consents to such withholding.  The Participant acknowledges that the Company shall have the right to deduct any taxes required to be withheld by law in connection with the delivery of the Restricted Stock Units from any amounts payable by it to the Participant (including, without limitation, future cash wages).

9.         NON-TRANSFERABILITY OF AWARD

The Participant represents and warrants that the Restricted Stock Units are being acquired by the Participant solely for the Participant’s own account for investment and not with a view to or for sale in connection with any distribution thereof.  The Participant further understands, acknowledges and agrees that, except as otherwise provided in the Plan or as permitted by the Committee, the Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise directly or indirectly encumbered or disposed of.

10.       OTHER AGREEMENTS SUPERSEDED

The Grant Notice, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Participant and the Company regarding the Restricted Stock Units.  Any prior agreements, commitments or negotiations concerning the Restricted Stock Units are superseded, except for the express terms of any Individual Agreement to which the Participant is a party.

11.       LIMITATION OF INTEREST IN SHARES SUBJECT TO RESTRICTED STOCK UNITS

Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Grant Notice or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person upon vesting of the Restricted Stock Units.  Nothing in the Plan, in the Grant Notice, these

Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service nor limit in any way the Company’s right to terminate the Participant’s employment at any time for any reason.

12.       RECOUPMENT

The Restricted Stock Units and the shares of Common Stock underlying the Restricted Stock Units shall be subject to any recoupment policies as may be adopted by the Company from time to time, including but not limited to for the purpose of complying with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and regulations thereunder promulgated by the Securities Exchange Commission.

13.       GENERAL

In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

These Standard Terms and Conditions shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

In the event of any conflict between the Grant Notice, these Standard Terms and Conditions and the Plan, the Grant Notice and these Standard Terms and Conditions shall control.  In the event of any conflict between the Grant Notice and these Standard Terms and Conditions, the Grant Notice shall control. Any Individual Agreement to which the Participant is a party shall control, to the extent such agreement contains provisions governing the Award.

All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion.

14.       ELECTRONIC DELIVERY

By executing the Grant Notice, the Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Restricted Stock Units via Company web site or other electronic delivery.